UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2024

Klotho Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41340	86-2727441
(Commission File Number)	(IRS Employer Identification No.)

13576 Walnut Street, Suite A
Omaha, NE 68144

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (833) 931-6330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	KLTO	The Nasdaq Stock Market LLC
Warrants	KLTOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into or Amendment of a Material Definitive Agreement.

Convertible Note Purchase Agreement, Convertible Note

On December 4, 2024 (the “Effective Date”), Klotho Neurosciences, Inc. (the “Company”), entered into a Convertible Promissory Note (the “Note”) in the principal amount of $1,200,000 pursuant to the terms of a securities purchase agreement (the “Purchase Agreement”) by and between the Company, as issuer, and Austria Capital LLC, as investor (“Investor”). The maturity date of the Note is December 4, 2025.

The Note bears no interest, has a 20% original issuance discount, is an unsecured obligation of the Company and will rank equal in right of payment with the Company’s existing and future unsecured indebtedness.

At any time after the approval by the Company’s stockholders, at the option of the Investor, the outstanding principal amount of the Note or any portion thereof, is convertible into shares of the Company’s common stock (the “Common Stock”) at a price of $0.25 per share (the “Conversion Price”); provided that no conversions can take place if the Investor then owns more than 4.99% of the number of the shares of the Company’s common stock outstanding. The Conversion Price is subject to adjustment in connection with certain transactions, including stock splits or combinations and the like.

The Note was issued in a private placement to Investor pursuant to an exemption for transactions by an issuer not involving a public offering under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The Note contains certain specified events of default, the occurrence of which would entitle Investor to immediately demand repayment of all outstanding principal such as certain events of bankruptcy, insolvency and reorganization involving the Company. The Note does not contain any affirmative and restrictive covenants by the Company.

The foregoing description of the Securities Purchase Agreement and the Note does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and the Note, a copy of each of which is filed herewith as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The Note was issued in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in a transaction not involving any public offering.

Pursuant to the terms of the Purchase Agreement, the Company issued to the Investor a total of 2,000,000 shares of the Company’s common stock as an inducement to the Investors to purchase the Note. Such shares were issued in reliance upon Section 4(a)(2) of the Securities Act in a transaction not involving any public offering.

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description
4.1	Purchase Agreement
4.2	Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2024	KLOTHO NEUROSCIENCES, INC.

	By:	/s/ Joseph Sinkule
	Name:	Joseph Sinkule
	Title:	Chief Executive Officer

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